UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 17, 2015

Viper Energy Partners LP
(Exact name of registrant as specified in its charter)

Delaware	001-36505	46-5001985
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 West Texas Avenue, Suite 1200 Midland, Texas	79701
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (432) 221-7400

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
    On February 17, 2015, Viper Energy Partners LP, a subsidiary of Diamondback Energy, Inc., issued a press release reporting financial and operating results and cash distributions for the fourth quarter ended December 31, 2014. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
Exhibits.

Exhibit Number	Description

99.1
Press Release, dated February 17, 2015, entitled “Viper Energy Partners LP, a subsidiary of Diamondback Energy, Inc., Reports Fourth Quarter 2014 Cash Distributions and Financial and Operating Results.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIPER ENERGY PARTNERS LP

	By:	Viper Energy Partners GP LLC, its general partner
Date: February 18, 2015

	By:	/s/ Teresa L. Dick
	Name:	Teresa L. Dick
	Title:	Chief Financial Officer, Senior Vice President and Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1
Press Release, dated February 17, 2015, entitled “Viper Energy Partners LP, a subsidiary of Diamondback Energy, Inc., Reports Fourth Quarter 2014 Cash Distributions and Financial and Operating Results.”

4